SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2007

CHELSEA THERAPEUTICS INTERNATIONAL, LTD.

(Exact name of registrant as specified in its charter)

Delaware	000-51462	20-3174202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

13590 Ballantyne Corporate Place, Unit 325, Charlotte, North Carolina 28277
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (704) 341-1516

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Chelsea Therapeutics International, Ltd. issued a press release on September 10, 2007 announcing the results from its human bioequivalence study quantifying the improvements in relative bioavailiability demonstrated by the disodium salt formulation of CH-1504 and identifying the doses to be used in a Phase II evaluation in the treatment of rheumatoid arthritis. A copy of the press release is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99.1	Press release dated September 10, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHELSEA THERAPEUTICS INTERNATIONAL, LTD.

Date: September 18, 2007	/s/ J. Nick Riehle
J. Nick Riehle, Chief Financial Officer